UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 415
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVAV	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Change in Segment Reporting

AeroVironment, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K (“Form 8-K”) to provide investors supplemental information related to a change in segment reporting during the fiscal year ending April 30, 2024. The Company is providing certain unaudited historical financial information, which has been recast to align with the new segment structure. This recast financial information is being provided to assist investors in making comparisons of the Company’s historical financial information with future financial information that will reflect the change in segment presentation and has no impact on previously reported consolidated financial statements for any period.

Effective for the quarter ended July 29, 2023, the Company completed an internal reorganization which resulted in the following reportable segments: (i) Unmanned Systems (“UMS”), (ii) Loitering Munitions Systems (“LMS”) and (ii) MacCready Works (“MW”). The new reportable segments align with how the chief operating decision maker assesses segment performance and allocates resources. A summary of the reportable business segments under the new reporting structure follows:

●	Unmanned Systems, which consists of the former Small Unmanned Aircraft Systems (“SUAS”), Medium Unmanned Aircraft (“MUAS”) and Unmanned Ground Vehicle (“UGV”) Systems segments, focuses primarily on SUAS products designed to operate reliably at lower altitudes in a wide range of environmental conditions, providing a vantage point from which to collect and deliver valuable information as well as related support services including training, spare parts, product repair, product replacement, and the customer contracted operation; MUAS products designed to operate reliably at medium altitudes with longer range including airborne platforms, payloads and payload integration, ground control systems, and ground support equipment and other items and services related generally to unmanned aircraft systems historically including intelligence, surveillance and reconnaissance services; and UGV products designed to help responders remove, contain or neutralize these hazards in situations where improvised explosive devices, caustic chemicals, nuclear, radiological or biological hazards or violent individuals represent significant danger to humans.
●	Loitering Munitions Systems, which consists of the former Tactical Missile Systems segment, focuses primarily on tube-launched aircraft that deploy with the push of a button, fly at higher speeds than SUAS products, and perform either effects delivery or reconnaissance missions, and related support services including training, spare parts, product repair, and product replacement. The LMS segment also includes customer-funded research and development programs relating to tube-launched aircraft.
●	MacCready Works, which consists of the former MacCready Works and High Altitude Pseudo-Satellite systems (“HAPS”) segments, focuses on customer-funded research and development in the areas of HAPS, robotics, sensors, software analytics, data intelligence and connectivity. This segment contains the company’s center of excellence for the development of machine learning, object identification and autonomy solutions and also seeks to identify new products, services and businesses for the company.

Exhibit 99.1 contains the unaudited segment financial information that aligns with the new segment structure.

This Form 8-K does not restate our previously reported consolidated statements for any period nor does it reflect any subsequent information or events. This Form 8-K, including Exhibit 99.1 furnished herewith, should be read in conjunction with our Annual Reports on Form 10-K for the years ended April 30, 2023 and 2022 filed with the Securities and Exchange Commission.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Summary of Reportable Business Segments Under the New Segment Structure (unaudited).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: August 28, 2023	By:	/s/ Melissa Brown
Melissa Brown
Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

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